                                                                   EXHIBIT 10.26


                             IRREVOCABLE UNDERTAKING

To:      Transworld Healthcare (UK) Limited (the "COMPANY")
         Stone Business Park
         Brooms Road, Stone
         Staffordshire ST15 0TL

         Transworld Healthcare Inc.
         555 Madison Avenue
         New York, NY 10022

         Triumph Partners III, L.P.
         28 State Street
         37th Floor
         Boston, MA 02109

                                                                  April 22, 2002

Dear Sirs,

1.   UNDERTAKING

     I, the undersigned, upon issue to me of 684,258 shares of common stock of Transworld Healthcare Inc., hereby irrevocably and unconditionally undertake not to exercise any rights attaching, now or in the future (including any rights in respect of voting, conversion, transfer or otherwise), to the redeemable shares of 0.01p each in the capital of the Company held by me (the "REDEEMABLE SHARES") until such time as any offer is made by the Company to purchase or redeem such Redeemable Shares at their nominal value (the "OFFER") and in such event, I hereby agree that I will accept the Offer and will exercise such rights in order to comply with the terms of the Offer. For the avoidance of doubt, if the Offer is made but the related purchase or redemption is not completed for any reason, I hereby irrevocably and unconditionally undertake not to exercise any rights attaching, now or in the future (including any rights in respect of voting, conversion, transfer or otherwise), to the Redeemable Shares.

2.   GOVERNING LAW AND SUBMISSION TO JURISDICTION

     This undertaking (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this undertaking or its formation) shall be governed by and construed in accordance with English law.

                                                                   EXHIBIT 10.26




Signed as a deed            )
by TIMOTHY AITKEN           )     /s/ Timothy Aitken
in the presence of          )

Witness Name: GRAHAM NEWTON       /s/ Graham Newton

Address: 59 BOTTELS ROAD
         WARBOYS
         CAMBS
         PEZB LRZ
         England
























     [Signature page to Irrevocable Undertaking delivered by Timothy Aitken]

                                      -2-